Exhibit 99.1

JOINT FILING AGREEMENT

We, the undersigned, hereby express our agreement that the attached Schedule 13G (or any amendments thereto) relating to the Class A common stock of Amplitude, Inc. is filed on behalf of each of us.

Dated: May 15, 2025

Battery Ventures XI-A, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Ventures XI-B, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Investment Partners XI, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Partners XI, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Ventures Select Fund I, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Partners Select Fund I, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Neeraj Agrawal

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Michael M. Brown

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Morad Elhafed

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Jesse Feldman

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Russell L. Fleischer

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Ventures XI-A Side Fund, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Ventures XI-B Side Fund, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Partners XI Side Fund, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Investment Partners Select Fund I, L.P.

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Battery Partners Select Fund I GP, LLC

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Roger H. Lee

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Chelsea R. Stoner

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Dharmesh Thakker

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

Scott R. Tobin

By: /s/ Christopher Schiavo

Name:

Christopher Schiavo

Title:

Attorney-in-Fact

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